UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 17, 2018

HANCOCK HOLDING COMPANY
(Exact Name of Registrant as Specified in Charter)
Mississippi	001-3687	64-0693170
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One Hancock Plaza 2510 14th Street Gulfport, Mississippi (Address of principal executive offices)	39501 (Zip Code)
(228) 868-4000 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02. Results of Operations and Financial Condition.

On January 17, 2018, Hancock Holding Company (the "Company") announced financial results for its fourth quarter ended December 31, 2017. A copy of this press release and the accompanying financial statements are attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 2.02. The press release is available on the Company's website.

The information provided in Item 2.02 of this report, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 7.01. Regulation FD Disclosure.

On January 18, 2018 at 9:00 a.m. (Central Time), the Company intends to hold an investor call and webcast to discuss financial results for the fourth quarter ended December 31, 2017, including the press release.  Additional presentation materials relating to such call are furnished hereto as Exhibit 99.2 and are, along with the press release and financial statements, incorporated herein by reference. All information in the press release and presentation materials speak as of the date thereof and the Company does not assume any obligation to update said information in the future. In addition, the Company disclaims any inferences regarding the materiality of such information which otherwise may arise as a result of it furnishing such information under Item 2.02 or Item 7.01 of this Form 8-K.

In accordance with the General Instruction B.2 of Form 8-K, the information presented herein pursuant to Item 2.02, "Results of Operations," and Item 7.01, "Regulation FD," shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall the information be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
Exhibit Number	Description
99.1	Press Release dated January 17, 2018 for Quarter Ended December 31, 2017.
99.2	Presentation Slides, dated January 18, 2018 (furnished with the Commission as part of this Form 8-K).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANCOCK HOLDING COMPANY

January 17, 2018	By:	/s/ Michael M. Achary
Michael M. Achary
Chief Financial Officer